VALUE                          CONSISTENCY

                   OBJECTIVITY                         GROWTH


                                 [LOGO] LIBERTY
                                    ALL*STAR
                                    --------
                                  EQUITY FUND



                               ANNUAL REPORT 1996

[LOGO] LIBERTY
   ALL*STAR
   --------
 EQUITY FUND

 ................................................................................
Tenth Anniversary 1986-1996

ONE OF THE MOST THOROUGH, SOPHISTICATED, DELIBERATE FORMS OF INVESTMENT MANAGEMENT IS THAT PROVIDED ON BEHALF OF MAJOR INSTITUTIONS, INCLUDING LARGE CORPORATE PENSION PLANS, MAJOR FOUNDATIONS AND UNIVERSITY ENDOWMENT FUNDS. ALTOGETHER, THEIR ASSETS EXCEED $5 TRILLION IN THE UNITED STATES ALONE.

BUT, WHY SHOULD THE BENEFITS OF INSTITUTIONAL-LIKE INVESTING BE RESERVED FOR INSTITUTIONS?

IN LATE 1986, LIBERTY ALL-STAR EQUITY FUND ("ALL-STAR" OR THE "FUND") WAS FORMED SPECIFICALLY TO BRING THE BENEFITS OF INSTITUTIONAL-LIKE INVESTING TO YOU, THE INDIVIDUAL INVESTOR.

GENERALLY SPEAKING, THE INSTITUTIONAL INVESTING PROCESS IS CHARACTERIZED BY THE STRATEGIC ALLOCATION OF ASSETS TO MULTIPLE MANAGERS WHO PRACTICE DIFFERENT INVESTING STYLES. CAREFULLY SELECTED TO MEET SPECIFIC INVESTMENT OBJECTIVES, THE MANAGERS ARE RIGOROUSLY MONITORED. SHOULD THEY FAIL TO MEET THE PERFORMANCE OBJECTIVES SET OUT FOR THEM, THEY ARE REPLACED BY THOSE WHO CAN.

LIBERTY ASSET MANAGEMENT COMPANY ("LAMCO") HAS ADAPTED THIS PROCESS TO DEVELOP A SPECIFIC INVESTMENT PROGRAM FOR ALL-STAR. A MORE DETAILED DESCRIPTION OF THIS PROGRAM IS CONTAINED ON PAGES 7 THROUGH 10.

IF THERE'S ONE THING THIS TYPE OF INVESTING CAN BE COUNTED ON TO DELIVER, IT'S CONSISTENT RESULTS. AND OUR GOALS FOR ALL-STAR HAVE ALWAYS BEEN
BETTER-THAN-AVERAGE LONG-TERM RETURNS AND BETTER-THAN-AVERAGE CONSISTENCY, COMPARED WITH OTHER MAJOR GROWTH AND INCOME FUNDS.

ON THIS TENTH ANNIVERSARY OF ALL-STAR, WE RENEW OUR COMMITMENT TO BRING TO THE FUND THE BEST APPLICABLE INSTITUTIONAL INVESTMENT MANAGEMENT PRACTICES AS THEY CONTINUE TO EVOLVE.

LIBERTY ASSET MANAGEMENT COMPANY

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................

             Ten Years of  Better-than-Average  Returns and  Better-than-Average
                   Consistency Compared with Other Major Growth and Income Funds

                               [GRAPHIC OMITTED]

              HIGH
              RETURN

       HIGH
CONSISTENCY

Each dot represents the precise return and consistency of one fund over the past 10 years (January 1, 1987, through December 31, 1996) in the universe of 47 Growth & Income Funds (as classified by both Morningstar, Inc. and Lipper Analytical Services) that had at least $100 million in assets at the beginning of the 10 year period.

Consistency is measured by examining the volatility of "non-market" monthly returns, calculated by subtracting the return of the S&P 500 Stock Index from each mutual fund's return. The lower the volatility, the higher the consistency of results compared with the stock market.

                                     BETTER

                                    All-Star

                                      WORSE



        All-Star's
   high return and
  high consistency
    combination is
       well-placed
         among the
universe of funds.


                                                                     LOW
                                                                     CONSISTENCY

                                                             LOW
                                                           RETURN

SECOND LIBERTY ALL-STAR FUND COMPLETES FIRST FULL YEAR OF OPERATIONS

     A companion fund to Liberty All-Star Equity Fund is also listed on the New York Stock Exchange, Liberty All-Star Growth Fund, Inc. ("Growth Fund"). Liberty Asset Management Company ("LAMCO") assumed full responsibility for management of the Growth Fund, formerly The Charles Allmon Trust, Inc., in November 1995, so 1996 was its first full year of operations with LAMCO as manager. The table below summarizes a few of the key features of the two Funds.

                          NYSE                      NUMBER OF         NET ASSETS
                         TICKER         FUND        PORTFOLIO         AT 1/31/97
NAME                     SYMBOL         TYPE        MANAGERS          (MILLIONS)
--------------------------------------------------------------------------------
Liberty All-Star           USA        Growth &        Five              $1,046
Equity Fund                            Income

Liberty All-Star           ASG         Growth         Three              $144
Growth Fund, Inc.
--------------------------------------------------------------------------------

     Additional information on both Funds is available from your broker, or you may contact Investor Assistance at 1-800-LIB-FUND (1-800-542-3863).


                                    --[1]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
1996 Annual Report Chairman's Letter


To Our Fellow Shareholders:                                        February 1997

     The net asset value (NAV) of a common share of the Fund rose from $11.71 on September 30, 1996, to $11.95 on December 31, 1996, after deducting the distribution of 31 cents paid to shareholders during the quarter and making provision of 13 cents for taxes related to retained realized gains. The market price of a share of the Fund traded in a range from $10.875 to $11.625 before closing the quarter at $11.25. The ending price represented a discount to NAV of
5.9 percent compared with a discount to NAV of 6.1 percent on September 30, 1996. Key investment results and comparisons are noted below.

==============================================================================================
                                                   Fourth Quarter               Full Year
----------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND:
   Shares Valued at Net Asset Value                     5.8%                      21.5%

   Shares Valued at Net Asset Value
   With Dividends Reinvested                            6.1%                      21.7%

   Shares Valued at Market Price
   With Dividends Reinvested                            6.3%                      16.2%

   Fund's Closing Price Range                    $11.625 to $11.00          $11.625 to $9.75

   Fund's (Discount)/Premium Range                (8.9)% to (4.6)%           (9.2)% to 1.6%

Lipper Growth & Income Mutual Fund Average              7.4%                      20.7%

S&P 500 Stock Index                                     8.3%                      23.0%

Dow Jones Industrial Average                           10.2%                      28.7%

Nasdaq Composite Index                                  5.2%                      22.7%

Figures shown for the Fund and the Lipper Growth & Income Mutual Fund Average
are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices are total returns including income. Figures for the unmanaged Nasdaq
Index are total returns excluding income.
==============================================================================================


                                    --[2]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                            1996 Annual Report Chairman's Letter

     The stock market, as measured by the S&P 500 Stock Index, continued its advance for the eighth quarter in a row, a string that has not been matched since the market increased 11 consecutive quarters between the third quarter of 1962 and the first quarter of 1965. As the table shows, the Fund's net asset value with dividends reinvested was up 6.1 percent in the quarter, which compares with 7.4 percent for the Lipper Growth & Income Mutual Fund Average (the Fund's primary benchmark comparison). For the full year 1996, the Fund's net asset value with dividends reinvested was up 21.7 percent, which compares favorably to 20.7 percent for the Lipper Average.

     Fund performance during the past two years has been extraordinary, representing the best consecutive two years of performance in the Fund's history. Total return for the Fund was 60.3 percent compared with 57.7 percent for the Lipper Average. Not since 1975-76 has a comparable two-year period been registered for the stock market as a whole, as measured by the S&P 500 Stock Index.

     It is worth noting that the Fund has been essentially fully invested in equities over the last ten years. We expect that to continue, absent unusual circumstances. Market timing is not part of the multi-managed methodology LAMCO brings to the Fund.

     More than 63 percent of the Fund's individual shareholders elected to take newly issued shares, valued at market price, in the recent fourth quarter distribution. The distribution consisted entirely of net realized capital gains of 31 cents per share. By taking newly issued shares, rather than cash, shareholders are able to reinvest their capital gains in the Fund so that these gains can build additional value through compounding. Reinvested dividends constitute a major source of shareholder investment growth, as the chart on page 5 clearly demonstrates.

     The Manager Roundtable, beginning on page 14, has become a regular feature of our annual reports. The five Portfolio Managers offer their views on the excellent stock market performance in 1996, and 1995 as well, prospects for 1997 and notable portfolio holdings.

Sincerely,

/s/ Harold W. Cogger
--------------------

Harold W. Cogger
Chairman of the Board of Trustees
Liberty All-Star Equity Fund
Executive Vice President
Liberty Financial Companies, Inc.


                                    --[3]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
1996 Annual Report Chairman's Letter

To Our Fellow Shareholders:                                        February 1997

     In November 1996, the Fund passed two significant milestones: the 10th anniversary of commencement of investment operations after the initial public offering, and the first attainment of $1 billion in net assets. In those 10 years, the Fund almost doubled in size while making $630 million in distributions to shareholders.

     A few bumps were encountered along the way, notably the Crash of '87. However, long-term investors who took those bumps in stride have done well. For the 10-year period from January 1, 1987, to December 31, 1996, the average annual net asset value return after all fees and expenses was 14.0 percent, which compares favorably with the Lipper Growth & Income Mutual Fund Average, which returned 12.7 percent. Shareholders who reinvested dividends did even better; their 10-year average annual net asset value return was 14.7 percent per year.

     During 1996, large companies significantly outperformed smaller companies, as can be seen in the table below.

--------------------------------------------------------------------------------
          MARKET CAP BREAKDOWN OF
          THE S&P 500 STOCK INDEX                1996 RETURN
          --------------------------------------------------
                Largest 20%                         30.9%
                Next 20%                            29.6%
                Middle 20%                          19.4%
                Next 20%                            18.2%
                Smallest 20%                         9.2%
--------------------------------------------------------------------------------

     The Fund's portfolio includes a broad range of company sizes and has a weighted average market capitalization substantially lower than that of the S&P 500 ($23.2 billion for the Fund versus $39.5 billion for the S&P 500). An important question confronting investment managers is how long this size/performance disparity will continue. History suggests that the underperformance of the smaller companies will not go on indefinitely. Should there be an improvement in the relative performance of these smaller companies, the Fund should benefit.

Sincerely,

/s/ Richard R. Christensen
--------------------------

Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company


                                    --[4]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                 Shareholders' Investment Growth
                                                               December 31, 1996

[GRAPHIC]MOUNTAIN CHART

Mar-87    11.03     $11.09    11.09
Apr-87    10.72     $10.77    10.77
May-87    10.81     $10.86    10.86
Jun-87    11.23     $11.32    11.32
Jul-87    11.73     $11.82    11.82
Aug-87    11.60     $12.39    12.39
Sep-87    10.87     $11.94    11.94
Oct-87     8.31      $9.12     9.12
Nov-87     7.58      $8.32     8.32
Dec-87     7.90      $9.01     9.01
Jan-88     8.29      $9.45     9.45
Feb-88     8.64      $9.85     9.85
Mar-88     8.29      $9.51     9.51
Apr-88     8.30      $9.52     9.52
May-88     8.26      $9.47     9.47
Jun-88     8.43      $9.95     9.95
Jul-88     8.33      $9.83     9.83
Aug-88     8.12      $9.58     9.58
Sep-88     8.28     $10.05    10.05
Oct-88     8.43     $10.23    10.23
Nov-88     8.30     $10.08    10.08
Dec-88     8.29     $10.34    10.34
Jan-89     8.83     $11.01    11.01
Feb-89     8.67     $10.81    10.81
Mar-89     8.60     $11.03    11.03
Apr-89     9.01     $11.56    11.56
May-89     9.40     $12.06    12.06
Jun-89     9.07     $12.00    12.00
Jul-89     9.81     $12.98    12.98
Aug-89    10.03     $13.27    13.27
Sep-89     9.82     $13.38    13.38
Oct-89     9.61     $13.10    13.10
Nov-89     9.72     $13.25    13.25
Dec-89     9.58     $13.44    13.44
Jan-90     9.02     $12.66    12.66
Feb-90     9.11     $12.78    12.78
Mar-90     9.14     $13.18    13.18
Apr-90     9.00     $12.98    12.98
May-90     9.92     $14.30    14.30
Jun-90     9.72     $14.42    14.42
Jul-90     9.69     $14.38    14.38
Aug-90     8.91     $13.22    13.22
Sep-90     8.23     $12.59    12.59
Oct-90     8.21     $12.56    12.56
Nov-90     8.77     $13.42    13.42
Dec-90     8.92     $14.01    14.01
Jan-91     9.37     $14.72    14.72
Feb-91    10.04     $15.77    15.77
Mar-91    10.18     $16.42    16.42
Apr-91    10.11     $16.31    16.31
May-91    10.62     $17.13    17.13
Jun-91     9.87     $16.33    16.33
Jul-91    10.35     $17.13    17.13
Aug-91    10.39     $17.65    17.65
Sep-91    10.33     $17.55    17.55
Oct-91    10.52     $17.87    17.87
Nov-91     9.92     $17.28    17.28
Dec-91    11.20     $19.51    19.51
Jan-92    11.00     $19.16    19.16
Feb-92    10.77     $19.25    19.25
Mar-92    10.56     $18.87    18.87
Apr-92    10.66     $19.05    20.96
May-92    10.76     $19.23    21.15
Jun-92    10.24     $18.77    20.65
Jul-92    10.69     $19.59    21.56
Aug-92    10.21     $19.18    21.11
Sep-92    10.45     $19.64    21.61
Oct-92    10.55     $19.82    21.82
Nov-92    10.68     $20.57    22.64
Dec-92    10.78     $20.76    22.85
Jan-93    10.86     $20.92    23.02
Feb-93    10.70     $20.61    22.68
Mar-93    10.75     $21.23    23.37
Apr-93    10.42     $20.58    22.65
May-93    10.52     $21.29    23.44
Jun-93    10.56     $21.37    23.53
Jul-93    10.54     $21.33    23.48
Aug-93    10.73     $22.26    24.52
Sep-93    10.79     $22.39    24.66
Oct-93    10.84     $22.49    26.27
Nov-93    10.34     $22.00    25.69
Dec-93    10.40     $22.48    26.25
Jan-94    10.77     $23.28    27.18
Feb-94    10.34     $22.91    26.75
Mar-94     9.85     $21.83    25.48
Apr-94     9.93     $22.00    25.69
May-94     9.80     $22.26    25.98
Jun-94     9.48     $21.53    25.13
Jul-94     9.78     $22.21    25.93
Aug-94     9.99     $23.28    27.17
Sep-94     9.69     $22.58    27.86
Oct-94     9.86     $22.97    28.35
Nov-94     9.17     $21.97    27.11
Dec-94     9.26     $22.19    27.37
Jan-95     9.40     $22.52    27.79
Feb-95     9.49     $23.31    28.75
Mar-95     9.83     $24.14    29.78
Apr-95     9.98     $24.51    30.24
May-95    10.13     $25.49    31.44
Jun-95    10.53     $26.49    32.69
Jul-95    10.95     $27.55    33.99
Aug-95    10.74     $27.73    34.21
Sep-95    11.05     $28.53    35.19
Oct-95    10.93     $28.22    34.81
Nov-95    11.04     $29.23    36.07
Dec-95    11.03     $29.21    36.04
Jan-96    11.39     $30.16    37.21
Feb-96    11.57     $30.64    37.80
Mar-96    11.42     $31.01    38.26
Apr-96    11.65     $31.63    39.03
May-96    11.62     $32.42    40.01
Jun-96    11.53     $32.17    39.70
Jul-96    10.88     $30.36    37.46
Aug-96    10.98     $31.41    38.76
Sep-96    11.71     $33.50    41.34
Oct-96    11.88     $33.99    41.94
Nov-96    12.35     $36.31    44.81
Dec-96    11.95     $35.54    43.86

To evaluate your investment in All-Star, these values should be used. Each shows how your investment has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through rights offerings in 1992, 1993 and 1994.

This is the net asset value of one share of All-Star as of 12/31/96.

     Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, three rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; and the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held.

     As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $43.86 (3.670 shares times the current $11.95 net asset value per share) and a market price value of $41.29 (3.670 shares times the current $11.25 market price per share). Excluding the rights offerings shares, an original share has grown to 2.974 shares. Thus, the original share has grown to a net asset value of $35.54 (2.974 shares times the current $11.95 net asset value per share) and a market price value of $33.46 (2.974 shares times the current $11.25 market price per share).


                                    --[5]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
A Table of Per-Share Values, Distributions and Reinvestment
Since All-Star's Inception



LIBERTY ALLHSTAR EQUITY FUND

A Table of Per-Share Values, Distributions and Reinvestment Since All-Star's Inception

                                             Shares
                                             Purchased   Shares
                    Shares       Per         Through     Acquired     Shares       NAV(1)        Total      Price
                    Owned At     Share       Reinvest-   Through      Owned        Per Share     NAV Of     Per Share   Total
                    Beginning    Distrib-    ment        Rights       At End       At End        Shares     At End      Price of
Year                Of Year      utions      Program     Offering     Of Year      Of Year       Owned      Of Year     Shares Owned
------------------------------------------------------------------------------------------------------------------------------------
1987                 1.000       $1.18        .140          --         1.140        $7.90        $9.01       $6           $6.84
------------------------------------------------------------------------------------------------------------------------------------
1988                 1.140        0.64        .107          --         1.247         8.29        10.34        7 1/4        9.04
------------------------------------------------------------------------------------------------------------------------------------
1989                 1.247        0.95        .156          --         1.403         9.58        13.44        8 1/4       11.57
------------------------------------------------------------------------------------------------------------------------------------
1990                 1.403        0.90        .168          --         1.571         8.92        14.01        7 3/4       12.18
------------------------------------------------------------------------------------------------------------------------------------
1991                 1.571        1.02        .171          --         1.742        11.20        19.51       10 3/4       18.73
------------------------------------------------------------------------------------------------------------------------------------
1992                 1.742        1.07        .199        0.179(2)     2.120        10.78        22.85       11 1/8       23.59
------------------------------------------------------------------------------------------------------------------------------------
1993                 2.120        1.25(5)     .266        0.138(3)     2.524        10.40        26.25       11 1/8       28.08
------------------------------------------------------------------------------------------------------------------------------------
1994                 2.524        1.00        .277        0.155(4)     2.956         9.26        27.37        8 1/2       25.13
------------------------------------------------------------------------------------------------------------------------------------
1995                 2.956        1.04        .311          --         3.267        11.03        36.04       10 7/8       35.53
------------------------------------------------------------------------------------------------------------------------------------
1996

1st Quarter          3.267        0.29        .083          --         3.350        11.42        38.26       11 3/8       38.11

2nd Quarter          3.350        0.30        .093          --         3.443        11.53        39.70       10 3/4       37.01

3rd Quarter          3.443        0.28        .087          --         3.530        11.71        41.34       11           38.83

4th Quarter          3.530        0.44(6)     .140          --         3.670        11.95        43.86       11 1/4       41.29
------------------------------------------------------------------------------------------------------------------------------------

1.   Net Asset Value
2. Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
3. Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
4. Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
5. Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of 11 1/8.
6. Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of 11 1/4.


DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net long-term capital gains to the extent of such excess. The Fund retained such excess gains in 1993 and 1996.


                                    --[6]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                           Why Multi-Management?

EVEN THE BEST MANAGERS HAVE INCONSISTENT RETURNS

Funds managed by one portfolio management organization, even a top one, tend to produce inconsistent returns from one period to another. The graph to the right illustrates this inconsistency by showing the four best performing growth and income funds in 1990 and tracking their relative performance rankings over the next several years. The lack of consistency is clear.

The problem is...

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

[GRAPHIC]LINE GRAPH

          Fund1     Fund2     Fund3     Fund4
1990          1         2         3         4
1991         16        52        35       144
1992        144        91       150       152
1993        108       139       126       147
1994        132       102         3        72
1995         36       112        11       150
1996        103       129        48       149

A SINGLE STYLE PRODUCES INCONSISTENCY

 ...a professional portfolio manager practices the same specific investment style through all types of market environments. For example, a growth stock manager continues to hold growth stocks even when the stock market favors other types of stocks. Therefore, as the stock market changes, a manager's returns fluctuate relative to the stock market, as exhibited in this simplified graph.

In order to reduce these fluctuations...

      MANAGER'S STYLE                                  MANAGER'S STYLE
         IN FAVOR                                         IN FAVOR


--------------------------------------------------------------------------------
STOCK MARKET
RETURNS


                                 MANAGER'S STYLE
                                  OUT OF FAVOR
--------------------------------------------------------------------------------
TIME


COMBINING STYLES THROUGH MULTI-MANAGEMENT IMPROVES CONSISTENCY

 ...more than one portfolio manager, each employing a different style, must manage a fund. This approach is called "Multi-Management" and is practiced in some form by most institutional investors. This graph shows a simplified example of Multi-Management using two diametrically different styles of management. Notice the combined results produce what neither manager can give alone: consistency.

Of course, the investment performance from styles is not as predictable as shown, so...




   MANAGER A'S                     MANAGER B'S                    MANAGER A'S
 STYLE IN FAVOR                  STYLE IN FAVOR                 STYLE IN FAVOR


--------------------------------------------------------------------------------
MULTI-MANAGER RETURNS:  (MANAGER A PLUS MANAGER B)

STOCK MARKET RETURNS
--------------------------------------------------------------------------------


   MANAGER B'S                     MANAGER B'S                    MANAGER A'S
STYLE OUT OF FAVOR             STYLE OUT OF FAVOR             STYLE OUT OF FAVOR

--------------------------------------------------------------------------------
TIME



                                    --[7]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
LAMCO's Multi-Management Program:
Constructing the Manager Team

 ...LAMCO has identified five different styles as the best combination to achieve All-Star's investment objectives.

Three of the styles, representing 60 percent of All-Star's assets, are Value styles, which focus on the selection of companies whose ratios of stock price to estimated value are better than those of similar companies. The other two styles, representing 40 percent of the assets, are Growth styles, which focus on the selection of companies whose growth prospects are better than the average company. Within these broad styles of Value and Growth are the specific styles shown in the pie chart below.

In addition to producing greater performance consistency, the other objective of multi-management is to produce above average returns; and to fulfill that objective LAMCO searches for successful, independent investment management organizations to hire as Portfolio Managers for All-Star. Several hundred equity management organizations are both substantial in size and well-qualified to manage large investment portfolios. In researching and selecting them, LAMCO focuses on managers who have:

o    A constant focus on a particular style of investing.

o    A disciplined investment decision-making process.

o A sound record of success relative to other managers who practice the same style.

o Continuity among investment professionals, so that those who have built the record remain the managers.

o    A well-managed, highly responsive organization.

The pie chart below shows the Portfolio Manager lineup and percentage allocations to each.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


PROVIDENT INVESTMENT COUNSEL, INC. .......................................   20%
Growth / Companies with fast-
growing earnings and bright
prospects.

COLUMBUS CIRCLE INVESTORS ................................................   20%
Growth / Companies whose growing earnings are not fully reflected in their share prices.

PALLEY-NEEDELMAN ASSET
MANAGEMENT, INC. .........................................................   20%
Value / Companies with attractive
valuations, sound fundamentals and
above-average dividend income.

OPPENHEIMER CAPITAL ......................................................   20%
Value / Contrarian holdings
being overlooked and
undervalued by investors.

J.P. MORGAN INVESTMENT MANAGEMENT INC. ...................................   20%
Value / Medium to large size companies from all market sectors that are undervalued relative to their projected growth rates.

                    As with anything in investments, circumstances change, so...



                                    --[8]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                               LAMCO's Multi-Management Program:
                               Manager Evaluation and, Occasionally, Replacement

 ...LAMCO conducts continuing evaluation of the Portfolio Managers. The purpose is to be sure that each is still the best choice for All-Star. Through frequent meetings with the Portfolio Managers, and through qualitative and quantitative analyses, each is continually evaluated to assure that:

     o    It is consistently practicing its Investment Style.

     o    Its transactions and holdings reflect the Style.

     o    Its organization and investment process continue to support the Style.

     o Its investment performance is good when compared with other managers using a similar Style.

Also, LAMCO is alert to assuring the proficiency of the Portfolio Manager team. The objective is to be certain that the team remains an optimal combination, giving All-Star the full benefits of Multi-Management.
The procedures include:

     o Assuring that All-Star's total portfolio has the proper investment characteristics.

     o    Researching new investment managers as possible future Portfolio
          Managers.

     o Making Portfolio Manager changes when necessary. Five Portfolio Managers have been replaced from inception in 1986 through 1996.

Further, LAMCO shifts assets among the Portfolio Managers at selected times. As the previous pie chart indicates, All-Star's assets are allocated among the five Portfolio Managers to provide the desired style diversification. However, each day stock market action changes the actual assets under management of the various managers. Accordingly, from time to time, LAMCO reallocates assets back to the original allocations in order to preserve the benefits of All-Star's Multi-Management methodology. This procedure is called rebalancing.


The anatomy of All-Star's Multi-Management structure is visible in its Portfolio Characteristics on the following page. For reference, it is compared with the S&P 500 Stock Index.


                                    --[9]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
LAMCO's Multi-Management Program:
Portfolio Characteristics

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

     The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues an individual Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.

THE INVESTMENT STYLES PRACTICED BY THE FUND'S FIVE PORTFOLIO MANAGERS ARE:

PALLEY-NEEDELMAN ASSET MANAGEMENT, INC.
Companies with attractive valuations, sound fundamentals and above-average dividend income.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Medium to large size companies from all market sectors that are undervalued relative to their projected growth rates.

OPPENHEIMER CAPITAL
Contrarian holdings being overlooked and undervalued by investors.

COLUMBUS CIRCLE INVESTORS
Companies whose growing earnings are not fully reflected in their share prices.

PROVIDENT INVESTMENT COUNSEL, INC.
Companies with fast-growing earnings and bright prospects.

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 1996
(UNAUDITED)                                            INVESTMENT STYLE SPECTRUM

                                                  VALUE       [GRAPHIC]          GROWTH


                                            Palley-       J.P.        Oppen-      Columbus                    Total           S&P
                                           Needelman     Morgan       heimer       Circle       Provident     Fund         500 Index
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO
Number of Holdings                            40           82           26           54            47          206            500
Percent in Top 10                             33%          24%          51%          31%           40%          15%            19%
------------------------------------------------------------------------------------------------------------------------------------
LEVERAGE
Average Debt/Capital Ratio                    32%          36%          45%          27%           29%          35%            33%
------------------------------------------------------------------------------------------------------------------------------------
PROFITABILITY
Average Return on Equity                      13%          18%          16%          15%           20%          16%            20%
------------------------------------------------------------------------------------------------------------------------------------
GROWTH
Average Five-Year Earnings Per Share Growth   17%          13%          23%          18%           29%          18%            14%
------------------------------------------------------------------------------------------------------------------------------------
YIELD
Dividend Yield                               2.3%         1.7%         1.2%         0.8%          0.6%         1.3%          1.9%
------------------------------------------------------------------------------------------------------------------------------------
VALUATION
Average Price/Earnings Ratio                17.8x        18.4x        18.0x        25.1x         28.8x        20.5x         19.0x
Average Price/Book Value Ratio               3.2x         4.0x         4.3x         6.2x          8.4x         5.1x          4.7x
------------------------------------------------------------------------------------------------------------------------------------


                                    --[10]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                            Automatic Dividend Reinvestment & Cash Purchase Plan

     Under the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by State Street Bank and Trust Company, as agent for participants in the Plan (the "Plan Agent"), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

     Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

     Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. Dividends and distributions are subject to taxation, whether received in cash or in shares.

     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 30 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, P.O. Box 8200, Boston, MA 02266-8200. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.


                                    --[11]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Top 50 Holdings
As of December 31, 1996


            RANK
           AS OF                                                         VALUE                 PERCENT OF
RANK      9/30/96        SECURITY NAME                                  ($000)                 NET ASSETS
---------------------------------------------------------------------------------------------------------
  1          1           Microsoft Corp.                                $17,450                     1.8%
  2          3           Intel Corp.                                     16,996                     1.7
  3          2           Monsanto Co.                                    15,939                     1.6
  4          4           Federal Home Loan Mortgage Corp.                15,418                     1.6
  5          9           McDonnell Douglas Corp.                         14,080                     1.4
  6          5           May Department Stores Co.                       13,324                     1.3
  7          8           Warner-Lambert Co.                              13,223                     1.3
  8         11           International Business Machines Corp.           12,669                     1.3
  9         12           Citicorp                                        12,360                     1.3
 10         18           Pfizer, Inc.                                    11,826                     1.2
 11          7           First Data Corp.                                11,762                     1.2
 12         17           Boeing Co.                                      10,872                     1.1
 13         30           Avon Products, Inc.                             10,477                     1.1
 14         10           Columbia/HCA Healthcare Corp.                    9,992                     1.0
 15         13           Cisco Systems, Inc.                              9,957                     1.0
 16         16           Kimberly-Clark Corp.                             9,883                     1.0
 17         66           Worldcom, Inc                                    9,839                     1.0
 18         21           Providian Corp.                                  9,623                     1.0
 19         24           Travelers Group, Inc.                            9,529                     1.0
 20         20           Federal National Mortgage Assoc.                 9,313                     0.9
 21         22           EXEL Limited                                     9,090                     0.9
 22         29           AFLAC, Inc.                                      8,978                     0.9
 23         69           Lucent Technologies, Inc.                        8,973                     0.9
 24         79           USX-Marathon Group                               8,901                     0.9
 25         15           MCI Communications Corp.                         8,839                     0.9
 26         31           Progressive Corp.                                8,759                     0.9
 27         26           Medtronic, Inc.                                  8,622                     0.9
 28         70           Schlumberger Ltd.                                8,459                     0.9
 29         19           General Electric Co.                             8,404                     0.9
 30         25           Triton Energy Corp.                              8,245                     0.8
 31         27           Gillette Co.                                     8,078                     0.8
 32         28           Fleet Financial Group, Inc.                      7,860                     0.8
 33         14           Union Pacific Corp.                              7,810                     0.8
 34         35           Cardinal Health, Inc.                            7,506                     0.8
 35         42           MBNA Corp.                                       7,470                     0.8
 36         33           Safeway, Inc.                                    7,315                     0.7
 37         45           Arrow Electronics, Inc.                          7,223                     0.7
 38          6           Computer Associates International, Inc.          7,155                     0.7
 39         47           Exxon Corp.                                      7,115                     0.7
 40         23           Xerox Corp.                                      6,789                     0.7
 41         37           Sprint Corp.                                     6,779                     0.7
 42         48           Transamerica Corp.                               6,715                     0.7
 43         39           Eastman Kodak Co.                                6,677                     0.7
 44         34           Service Corp. International                      6,642                     0.7
 45         38           ConAgra, Inc.                                    6,612                     0.7
 46         59           AMR Corp.                                        6,609                     0.7
 47         77           Masco Corp.                                      6,480                     0.7
 48         41           American Stores Co.                              6,471                     0.7
 49         76           First USA, Inc.                                  6,385                     0.6
 50         40           American Greetings Corp., Class A                6,384                     0.6


                                    --[12]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                       Major Stock Changes in the Fourth Quarter

The following are the major ($2.5 million or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the fourth quarter of 1996.

                                                                              SHARES
                                                         ---------------------------------------------------
                                                                                                    HELD AS
SECURITY NAME                                            ADDITIONS          REDUCTIONS           OF 12/31/96
------------------------------------------------------------------------------------------------------------
Ascend Communications, Inc.                               60,600                                    97,000
Eli Lilly & Co.                                           35,100                                    35,100
Lucent Technologies, Inc.                                 75,200                                   194,000
Microsoft Corp.*                                          20,500                                   211,200
Netscape Communications Corp.                             52,200                                    52,200
New Holland NV                                           194,700                                   194,700
Price/Costco, Inc.                                       125,100                                   125,100
Tandy Corp.                                               89,000                                    89,000
TJX Companies, Inc.                                       74,500                                    74,500
USX-Marathon Group, Inc.                                 138,000                                   372,800
Worldcom, Inc.                                           121,400                                   377,500

American Home Products Corp.                                                 (43,700)               33,300
Bausch & Lomb, Inc.                                                         (162,300)               38,200
Computer Associates International, Inc.                                      (65,500)              143,825
Corestates Financial, Inc.                                                   (70,000)                    0
Hanson PLC Sponsored ADR                                                    (370,000)                    0
MCI Communications, Inc.                                                    (175,500)              270,400
Motorola, Inc.                                                               (80,000)                    0
Texaco, Inc.                                                                 (39,400)               23,200

*Adjusted for stock split



                                    --[13]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Manager Roundtable

Will The Bears Trip Up The Bulls?

A GLANCE BACK AT 1996 AND A LOOK AHEAD AT 1997 / Including Recent Portfolio Changes. Plus Some Perspectives on the Forces that Steer the Stock Market.

Carbon-copy conditions prevailed throughout 1995 and 1996: inflation and economic growth that were moderate enough to escape higher short-term rates from the Federal Reserve yet strong enough to foster rising corporate earnings. Is a third year too much to ask? In this Manager Roundtable, All-Star's five Portfolio Managers review 1996 as it affected their investment styles and look ahead at what they see for 1997. And, they highlight some recent portfolio additions and deletions. As for the bear that more and more investors see lurking in the shadows, they offer perspectives that may prove useful whether the market soars or sinks.

The Fund Manager, Liberty Asset Management Company (LAMCO), serves as the moderator of the Roundtable. The participating Portfolio Managers and their investment styles are:

COLUMBUS CIRCLE INVESTORS

Portfolio Manager / Irwin Smith, Chairman

Investment Style / Growth -- Columbus Circle invests in companies whose earnings growth has accelerated and is anticipated to continue accelerating beyond consensus expectations. Stock selection focuses on identifying the critical micro and macro factors underlying the earnings expectations for each company.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Portfolio Manager / Henry D. Cavanna, Managing Director

Investment Style / Value -- J.P. Morgan Investment Management invests primarily in the stocks of medium- to large-size companies that are undervalued relative to their projected growth rates. The firm focuses on individual stock selection, rather than sector rotation, style/theme investing or market timing. Portfolios are characterized by above-market earnings and dividend growth, but price-to-book and price-to-earnings ratios that are below or in line with the market.


--------------------------------------------------------------------------------
The views expressed in this interview represent the managers' views at the time of the discussion and are subject to change.
--------------------------------------------------------------------------------

OPPENHEIMER CAPITAL

Portfolio Manager / John G. Lindenthal, Managing Director

Investment Style / Value -- Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued because they are currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow, and reasonable prices in relation to book value.

PALLEY-NEEDELMAN ASSET MANAGEMENT, INC.

Portfolio Manager / Roger B. Palley, President

Investment Style / Value -- Palley-Needelman invests in the stocks of companies which it believes are selling at a substantial discount to their intrinsic value and where a "catalyst" exists which will lead to a realization by the market of this true value. Stocks must pay a dividend, have a market capitalization of at least $1 billion and are characterized by below-market price/earnings, price/cash flow and debt/capital ratios.

--------------------------------------------------------------------------------
'While it was another good market, it was not an especially broad market. The best performers tended to be the largest companies... looking at major sectors, technology and finance were far and away the best performing.'

                                Henry Cavanna / J.P. Morgan
--------------------------------------------------------------------------------

PROVIDENT INVESTMENT COUNSEL, INC.

Portfolio Manager / Jeffrey J. Miller, Managing Director

Investment Style / Growth -- Provident invests in the stocks of companies that are expected to provide fast growth in earnings. Provident believes that companies with superior financial characteristics and accelerating sales and profit growth will provide superior stock returns. Stocks held typically have high profit margins and return on equity and price/earnings ratios less than their predicted growth rates.

LAMCO: To get started, let's look back at 1996, particularly as it affected your investment style. And, perhaps you could emphasize the fourth quarter. Henry Cavanna, please open with the view from J.P. Morgan Investment Management.

CAVANNA (J.P. MORGAN -- VALUE): The performance of the market, with the S&P 500 up 23 percent, was particularly impressive since it followed such a strong 1995. The market benefited from continued economic and profit growth with low inflation and interest rates. While it was



                                    --[14]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable

another good market, it was not an especially broad market. The best performers tended to be the largest companies, like GE, Coca-Cola and IBM, helped by good earnings and continued positive momentum. Our style is to sell or reduce holdings in such companies as they become overvalued. Looking at major sectors, technology and finance were far and away the best performing. While we own stocks in both groups, our style is to own stocks in all major industry groups, which means we did not benefit from overweighting these groups.

     The fourth quarter overall was strong, with macro trends continuing to remain positive. Technology and finance continued to lead but other sectors also showed strength, such as energy, as it benefited from strong oil and natural gas prices. Telephones, rallying from a depressed level and helped by above-market yields, were also strong. The most disappointing sector was retail due to Christmas sales coming in a little below expectations, partly due to a shortened selling season. The final month of December was noteworthy because smaller capitalization stocks substantially outperformed larger cap stocks, reversing the prior trend.

LAMCO: Thank you. John Lindenthal, will you share Oppenheimer's thoughts about `96?

LINDENTHAL (OPPENHEIMER -- VALUE): With the economy slowing in the second half of 1996 and interest rates generally falling, especially in the fourth quarter, our interest rate-sensitive stocks outperformed the market. Close to 40 percent of the portfolio has been invested in banks, financial services and insurance stocks, some of them dating back to our inception as a manager for All-Star in 1991. As we have said on a number of occasions, we own these particular stocks because of their industrial positions, high and sustainable returns on capital, and shareholder-oriented managements. We do not attempt to forecast interest rates, but, obviously, changes in the direction of rates -- either up or down -- can have a near-term impact on the price of financial stocks. Interest-sensitive stocks in the portfolio that were up more than 10 percent in the fourth quarter included AFLAC, Citicorp, Countrywide Credit Industries, Federal Home Loan Mortgage Corporation and Travelers Group.

     In addition to the financial stocks, the portfolio benefited from several restructuring announcements, which will improve the value-creation potential of the affected companies. McDonnell Douglas, the largest position, is in the process of being acquired by Boeing. Monsanto, our second-largest position, is spinning off its chemical division to concentrate on its agricultural biotechnology business.

     The technology sector also aided overall results, with Intel more than doubling over the year and Arrow Electronics and Nokia outperforming the market.

LAMCO: Roger Palley, what's the view from Palley-Needelman?

PALLEY (PALLEY-NEEDELMAN -- VALUE): After a strong equity market in 1995, the prevailing wisdom among market strategists at the start of 1996 was one of apprehension. On the surface, there was plenty to worry about -- dividend yields were at record lows, price-to-book ratios at record highs, speculation in the frenetic IPO (initial public offering) market and the usual threat of higher interest rates -- all capped by a presidential election year.

     But, in spite of almost constant warnings and foreboding, the equity market (as measured by the S&P 500 Index, including income) again confounded the "experts" by recording the third highest total return in this decade. Remarkably, this performance echoed the double-digit return of 37.5 percent in 1995. The reasons for this outstanding performance were more of the same that we had in 1995 -- the so-called "Goldilocks" economy. That is, economic growth was moderate enough to escape the Federal Reserve's manipulation of short-term interest rates, yet strong enough to engender significant strength in corporate profits so that stock market valuations remained reasonable.

     Within the overlay of a persistently strong stock market in 1996, the big story was that large capitalization stocks continued to outperform their smaller brethren by a wide margin. In fact, as measured by market cap, the largest 20 percent of the stocks in the S&P 500 returned approximately 31 percent; by contrast, the smallest 20 percent of the index returned only 9 percent. Other broader market measures, such as the Russell and Wilshire indices, recorded similar disparities.

--------------------------------------------------------------------------------
'...as measured by market cap, the largest 20 percent of the stocks in the S&P 500 returned approximately 31 percent; by contrast, the smallest 20 percent of the index returned only 9 percent.'

Roger Palley / Palley-Needelman
--------------------------------------------------------------------------------


                                    --[15]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Manager Roundtable

     Sector performance was almost a mirror image of 1995, with three sectors -- technology (+28 percent), financial (+32 percent) and energy (+23 percent) -- exhibiting remarkable gains on top of their excellent returns from the prior year (+40 percent, +50 percent and +25 percent, respectively). A major swing sector was utilities, which declined 1 percent in 1996 compared to a 33 percent gain in 1995. Positive election results served as a catalyst to the strong fourth-quarter gain (+8.3 percent for the S&P 500). The market clearly favored the political status quo, with President Clinton in the White House and a Republican-controlled Congress.

     Our returns for the year emulated the major large capitalization value measures. Due to our value style, our underexposure -- particularly in the technology sector -- hindered our relative performance, especially in the fourth quarter. In addition, our exposure to high-quality foreign markets, centered on country-specific energy companies and health care, was not a positive contributor in the fourth quarter due to the strength of the dollar versus major European currencies. In the fourth quarter, the excellent performance of our financial services holdings were neutralized by our holdings in capital goods. One bright spot was our commitment to the telecommunications sector, which averaged a 19 percent return for the quarter due to merger activity. Seeing good value, we recently increased our commitment to this sector, which trailed the overall market for most of the year.

--------------------------------------------------------------------------------
'...the consensus expectation is for a "normal" year in 1997, with a total return for the S&P 500 of just over 7 percent. However, a number of those surveyed are forecasting the first significant market correction in some time.'

Irwin Smith /
Columbus Circle
--------------------------------------------------------------------------------

LAMCO: Thank you, Roger. Irwin Smith, will you lead off for the growth managers with a comment concerning 1996 from Columbus Circle?

SMITH (COLUMBUS CIRCLE -- GROWTH): Nineteen ninety-six was a difficult year for active managers and Columbus Circle (CCI) specifically. After performing well through the first nine months of the year, CCI's portion of the fund trailed a strong market in the fourth quarter. Throughout the year, our stock-picking approach of positive momentum and positive surprise worked well, as it identified companies with results that exceeded investor expectations. However, fund flows into the largest capitalization and more liquid stocks in the market, especially during the fourth quarter, proved a more significant determinate of performance. Safety, size and liquidity were rewarded, but there was not as much focus on underlying fundamentals.

     As in 1995, technology represented a substantial weight in CCI's portion of the fund and contributed significantly to results. A market weighting and good stock selection in both the energy and financial sectors also benefited performance.

     The difficulty in the fourth quarter, other than an insufficient weight in the largest capitalization stocks, which were not positive momentum and positive surprise stories, was an overweight in the retail sector. While several of our portfolio holdings produced robust results throughout the Christmas season, the general weakness of retail sales depressed performance of the group.

LAMCO: Jeff Miller, what's Provident's perspective on the past year?

MILLER (PROVIDENT -- GROWTH): The year was another excellent one for the market. However, like 1995, it was a year in which company size had more effect on returns than investment style. This was certainly true in our portfolio, as our larger capitalization companies had a greater impact on total portfolio performance than did some of our mid-size companies.

     One of the sectors that tended to help us the most during the year was finance, where we have been consistently overweighted. The technology area, specifically software, was also a major contributor to performance. Health care also helped. Throughout the year, the main area that hurt us was our consistent underweighting of the consumer nondurable sector. This sector includes industries such as food, beverages and consumer products. We felt through the year, and continue to believe, that valuations in this sector significantly discount earnings prospects.

     The fourth quarter of the year also saw continued volatility, highlighted by the positive market move after the election and the sell-off after Fed Chairman Greenspan's comments regarding "irrational exuberance." The fourth quarter also saw value outperforming growth as well as the continuation of the outperformance of what we call the "mega caps" -- the very large capitalization companies. Once again, in the fourth quarter the portfolio was positively


                                    --[16]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable

impacted by the finance and retail sector as well as health services. The portfolio was hurt by our underweighting in the consumer nondurables and a sell-off in some of the technology stocks.

LAMCO: Thank you, all. Now, let's shift gears from the past to the near-term future. What is your overall outlook for the stock market for 1997? And, more specifically, what factors do you expect to have the most effect on your investment style? Jeff Miller, perhaps we could stay with you.

MILLER (PROVIDENT -- GROWTH): Our outlook for 1997 is for less exciting returns from the overall market. While we do not make top-down economic forecasts, the consensus view is for a slowing economy and for slower profit growth. This economic environment would result in relatively stable interest and inflation rates. These factors would support current price/earnings ratios that we now see in the market. However, we would not expect P/E ratios to continue to expand from current levels. Therefore, the bulk of market returns will come from underlying earnings growth. If this outlook works out, it should be positive for high- and consistent-growth companies. If this were to be the case, I would expect that we would see greater separation between investment styles in the market. In this environment, I would expect to see a shift away from the very large but slower growing companies toward companies of smaller size but high growth rates.

     In the last two years we have seen excellent market returns, primarily driven by the very large companies. Style has not been as important as size. In the last two years, the Russell 2000 Value Index gained 52.6 percent and the 2000 Growth Index is up 45.6 percent; however, at the large end of the capitalization scale, the Russell 1000 Value Index is up 68.3 percent and the Growth Index is up 68.9 percent. The S&P 500 is up even more -- 69.5 percent. So, clearly, it has been a market driven by large companies. If this somewhat indiscriminate trend toward large company investing tends to slow, we think it will place a premium on individual stock selection -- which should benefit the active manager.

     I think the factors that would have the greatest influence, not only on our style but on the market as a whole, would be inflation and interest rates. Higher rates of both could cause the market to sell off, which would probably affect all styles. Stable levels of both inflation rates and interest rates, however, could cause the market to continue to move higher, albeit at a slower pace.

LAMCO: Irwin Smith, perhaps you could give us another growth style manager's view.

--------------------------------------------------------------------------------
'...we would not expect P/E ratios to continue to expand from current levels. Therefore, the bulk of market returns will come from underlying earnings growth. If this outlook works out, it should be positive for high- and consistent-growth companies.'

                     Jeff Miller / Provident
--------------------------------------------------------------------------------

SMITH (COLUMBUS CIRCLE -- GROWTH):

CCI does not specifically make market forecasts; however, we survey expectations of a group of prominent economists and strategists quarterly. In the most recent survey, the consensus expectation is for a "normal" year in 1997 with a total return for the S&P 500 of just over 7 percent. However, a number of those surveyed are forecasting the first significant market correction in some time. Key to their views are valuation measures that suggest the market is at least overvalued, if not extremely so. Noteworthy are the S&P 500 dividend yield, which is at a low point for the century, and the price-to-book ratio, which stands at a record 4.6X. Also, the forward P/E multiple of 16.1X calculated by I/B/E/S, is the highest in that company's 25-year history of gathering expectations data.

     Clearly, the strength of the markets during the last two years has extended valuations. With a deceleration in corporate profits forecast by many, a greater likelihood exists that companies able to differentiate themselves with strong financial results will see differentiated stock market performance. This has historically been the best environment for CCI's stock picking style and we expect it will be again.

LAMCO: Shifting to the value managers, Roger Palley, what are your thoughts about `97?

PALLEY (PALLEY-NEEDELMAN -- VALUE): After a rousing two years of annualized stock market returns of 30 percent, there has been an ever-rising stridency on the part of market strategists urging extreme caution in the markets ahead. Every market measure has been massaged for maximum dread, purporting to prove that single-digit, let alone double-digit, returns are not to be expected for 1997. In fact, with every market uptick, a new cadre of market bears emerges with "wisdom" about the great "correction" just waiting to occur.

     While we agree that it is prudent to be suspicious of highly-charged market returns lasting too long (we are


                                    --[17]--
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LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Manager Roundtable

approaching the 15th anniversary of the bull market), we are fairly confident that the stock market will deliver another positive rate of return for 1997. In the economic environment that we envision, the stock market should continue to advance due to three factors. First, Federal Reserve policy remains restrictive enough to maintain the consumer price index at a point below a 3 percent inflation rate, but not easy enough to trigger a sustained economic acceleration above a 4 percent gross domestic product (GDP) growth level. Second, short-term interest rates continue in the 4.75 percent to 5 percent range, with long-term rates stabilizing within a narrowing 6.25 percent to 7 percent range. Third, EPS growth of S&P 500 companies continues to rise on both a reported and adjusted basis.

     One caveat is the potential disruption posed by an unexpected exogenous event, e.g., the Gulf War or a similar domestic or international event. With our positive outlook for the stock market in 1997, we believe that stock selection, namely our "bottom-up" style, will be especially important in the process of discovering undervalued large-capitalization stocks. In an extended market environment where "indexing" has caught on with fervor, large-capitalization stocks should do well, but better-than-market returns should accrue to those situations with a positive catalyst for change. In this regard, we will be especially vigilant in finding companies, foreign and domestic, with excess cash flows. It is usually the wise use of these flows that contributes to higher market valuations.

LAMCO: Henry Cavanna, what does J.P. Morgan think about the year ahead?

CAVANNA (J.P. MORGAN -- VALUE): We're generally cautious about the outlook for the stock market in 1997. There appears to be a complacency on the part of investors that the economy can continue to grow sufficiently for profits to rise at a double-digit level. This may result in a period in which profit growth increasingly is below expectations. It is also important to remember that the economy is operating at full employment and inflation will stay under control only if economic growth is very limited.

     With our core/value investment approach, we will focus on owning the cheapest companies in all major market sectors from utilities to energy, and will use periods of short-term earnings disappointment to establish or increase holdings in attractively valued companies that represent good long-term opportunity. We will use our valuation discipline to continue to reduce or eliminate holdings in companies where the current price represents too great a premium for the quality or business position of the company. A more volatile market in 1997, will give us opportunities to improve the portfolio both on the buy and sell side.

--------------------------------------------------------------------------------
'Our investment style is to be long-term, relationship investors. We know the companies we own extremely well and have an ongoing dialogue with their management.'

John Lindenthal / Oppenheimer
--------------------------------------------------------------------------------

LAMCO: John Lindenthal, will you share Oppenheimer's outlook?

LINDENTHAL (OPPENHEIMER -- VALUE): We look for modest gains in the equity market for 1997. Although we pay attention to the overall investment climate, we don't let it dominate our investment process. Our investment style is to be long-term, relationship investors. We know the companies we own extremely well and have an ongoing dialogue with their management. Almost all of our time is spent analyzing businesses and talking directly with management. We do not focus on overview considerations, such as the strength or weakness of the economy, interest rate projections or political developments. We want to make sure the companies we own are creating value for the shareholder.

LAMCO: Perhaps we could turn to specific portfolio holdings by discussing two or three recent additions to the All-Star portfolio. What were they and why were they purchased? At the same time, we'd like to identify two or three stocks that were sold recently. John Lindenthal, will you start us off?

LINDENTHAL (OPPENHEIMER -- VALUE): We recently purchased two new stocks for the All-Star portfolio. One is AMR Corp., the parent of American Airlines, which has restructured to produce higher and more consistent returns on capital. Management is using a major portion of free cash flow generation to pay down debt and will have ample funds to eventually purchase new planes. We also started a position in Wells Fargo Corp. Wells Fargo is the leading bank in the U.S. in terms of return on capital and shareholder orientation. Its recent acquisition of First Interstate strengthens its market position in the West. And, it is utilizing the cost



                                    --[18]--
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                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable


savings from the acquisition to repurchase stock. Wells is also a leader in electronic banking and its technology expertise is unprecedented in the banking industry.

     We sold our positions in Unilever and Motorola to purchase these two new holdings. Unilever reached our price target and Motorola was sold because we wanted to focus our cellular phone efforts on our existing position in Nokia.

LAMCO: What buy/sell decisions has J.P. Morgan taken recently?

CAVANNA (J.P. MORGAN -- VALUE): During the fourth quarter, we substantially increased our position in United Healthcare, a large multi-state managed care company. It is one of the better-managed and better-quality managed care companies, but 1996 was a difficult year for United Healthcare. Costs rose faster than expected as utilization rates for medical services and pharmaceuticals were above plan. We expect United Healthcare to raise premiums in `97 to recapture these increased costs and to hold drug price increases to under 5 percent. This should lead to a recovery in earnings and a resumption of attractive growth over the longer term.

     Tosco is another stock we purchased during the quarter. Tosco is the largest independent refining and marketing company in the U.S. and has made a number of attractive acquisitions over the last few years. We expect refining margins to improve going forward, which should lead to a recovery in earnings for this well-managed company.

     We reduced and have subsequently increased our holdings in Toys R Us, the largest toy retail chain in the country. The reduction was due to concerns that the price of the stock had appreciated at a time when the holiday selling season was coming in a little below expectation. The stock has since declined and, in our view, overreacted to circumstances that we believe are of a temporary nature. We like the valuation and see a number of positive catalysts in the coming year, including stronger sales of new video games, "Star Wars" action figures and a new store concept that should improve margins.

     We eliminated our holding in General Electric on a price basis and in spite of the quality of the company and its management. We have incorporated realistic short- and longer-term forecasts for earnings, cash flow and dividend growth and conclude that GE looks overvalued when compared to other companies in the multi-industry sector. Taking a profit is a good discipline, especially when the stock price no longer represents good value.

LAMCO: Wrap up the value managers' actions please, Roger Palley.

PALLEY (PALLEY-NEEDELMAN -- VALUE): One of our more recent and interesting additions is Tandy Corp. This manufacturer and retailer of consumer electronics products has had a somewhat checkered past with regard to non-core profitable business opportunities. On the one hand, Tandy operates the very successful 6,800-location "Radio Shack" retail store chain as a "one-stop" outlet for small electronics and house-brand appliances. On the other, Tandy's attempts at establishing new retail formats in recent years have generally failed. Recently, the company announced the closure of the 17-superstore chain called "The Incredible Universe" as well as the closure of 19 of its 113 "Computer City" PC stores. These phase-outs and closures will cost Tandy approximately $170 million after-tax and will be taken in the 1996 accounting year.

--------------------------------------------------------------------------------
'Since it is very difficult to correctly forecast economic and interest rate events, especially at the extreme, individual investors are normally better served by staying invested...history has shown time and again that market timing is not a wise practice.'

Henry Cavanna /
J.P. Morgan
--------------------------------------------------------------------------------

     We believe, going forward, that Tandy has several powerful catalysts to propel it beyond the restructuring move. For a company whose stock has traded at the same price since 1983, any combination of several positive events could produce a much higher stock price. Catalysts include various joint ventures through Radio Shack stores to sell Sprint-branded communications equipment, teaming with GTE in the cellular phone business, and serving as the retail outlet for Prime Star home TV satellite dishes. A new management compensation program is strongly tied to the price of Tandy stock. Lastly, the company will not be wasting its free cash flow on unsuccessful new investments, but rather concentrating on expanding Radio Shack's product line and the aggressive buy-back of stock and debt reduction. At 12.5X forward earnings, the stock appears to be a genuine value based on a strong balance sheet and the Radio Shack franchise.



                                    --[19]--
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LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Manager Roundtable

We purchased shares of New Holland N.V., a new public offering.
New Holland was formed in May 1991 through the merger of Fiat Geotech S.P.A. and Ford New Holland, companies which, from the second decade of this century, have maintained agricultural and construction equipment operations. Following a massive restructuring program that ended in 1993 and contributed to a $700 million net income turnaround by 1995, New Holland is one of the world's market leaders in agricultural equipment. Today, with a global sales base of nearly $5.5 billion -- divided 80 percent agriculture/ 20 percent construction equipment -- New Holland is the world's most geographically diversified manufacturer and distributor of its type. With only 2 1/2 months as a publicly traded firm, the investing public is still learning about the company and its operations. However, as further information is disseminated, several important catalysts will become evident and recognized by investors. In 1997, New Holland will initiate a cash dividend of approximately 50 cents per share. More importantly, the company is continuing to develop a tightly focused strategy around the highest growth segments in key tractor markets in Europe and North America. Over the next several years, New Holland should begin to realize the positive effects of the prior restructuring as the company's operating margins rebound to the area of their competitors. New Holland represents an excellent value based on P/E and Price/Sales ratios. Positive earnings momentum in spite of the agricultural cycle and strong free cash flow should provide powerful catalysts for enhanced stock price momentum in the year ahead.

--------------------------------------------------------------------------------
'Since the advent of "modern times" in 1926 the stock market has declined 25 percent or more on only four occasions, three of which were in the 1930s.'

Roger Palley /
Palley-Needelman
--------------------------------------------------------------------------------

     Two recent sales were Minnesota Mining and Manufacturing and Bausch & Lomb. These two examples represent how our sell discipline operates. We were a holder of 3M for more than three years. It was a market performer for much of that time, but in mid-1996 the company divested itself of its data storage and imaging business and its international operations improved significantly. These actions led to a gain of more than 20 percent in a short period of time. The stock's move to the mid-80s and its higher price-earnings ratio offered little upside potential in 1997. If the stock were to again offer more historic value characteristics, it would be a candidate for purchase, assuming no deterioration in corporate operations.

     Unlike 3M, which met our valuation objectives, Bausch & Lomb, was an early disappointment after our purchase in mid-1996. This company, which is a leading manufacturer of health care and optical items, started to experience declining sales in its high-margin sunglass division. The sunglass business, which rapidly shifted from traditional to contemporary styles, quickly became over-saturated by new entrants and experienced discounting at the retail level.

     Also, in the lens care solution business, the shift to disposable contact lenses adversely affected the sales base. While a possible catalyst was the potential sale of the firm, we decided to sell the stock after it declined 15 percent because the opportunity cost of holding onto it was too great. It was also becoming apparent that turning around Bausch & Lomb's major division would take longer than originally anticipated.

LAMCO: Turning to the growth managers, Irwin Smith, please tell us what Columbus Circle has bought and sold recently.

SMITH (COLUMBUS CIRCLE -- GROWTH): CUC International was added to the portfolio during the fourth quarter. The two key elements to the CUC story that are likely to lead to a positive surprise in the coming year are expansion of its membership services businesses outside the U.S. and the launch of Internet service. The international expansion is already being validated, as the company has successfully penetrated the European markets. The Internet strategy is still not proven; however, expectations are low and only a fraction of the company's 60-plus million members need to switch to Internet service to generate substantial profit margin improvement.

     Disney was sold recently, as a confluence of events turned south for the company. Network ratings have not met expectations, putting advertising revenues at risk. At the same time, while the movie business has improved, the company has not been able to meet the high expectations of Wall Street analysts. Finally, the quick and costly turnover of management again calls into question the succession plan at the company.



                                    --[20]--
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                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable

     Computer Associates, a mainframe and client/server software company, was also recently eliminated from the portfolio due to a slowdown in sales. For the second consecutive quarter, European revenues and orders fell short of expectations as customers in those markets were slow to embrace client/server computing. While steps were taken by management to reverse this trend, they acknowledge it may take longer than they and Wall Street expected.

LAMCO: Jeff Miller, tell us about some of Provident's recent additions and deletions, please.

MILLER (PROVIDENT -- GROWTH): One of our recent purchases is AES Corp. AES is the largest independent power producer in the world. It currently owns and operates six electric generation facilities in the U.S. and five overseas. The company's future expansion plans are directed almost entirely at the international market. International privatization of power production will triple the company's capacity during the next five years, driving annualized earnings growth in excess of 24 percent through the decade. The company has six domestic and international projects approved for construction, with long-term purchase power agreements already in hand. These agreements provide a high degree of earnings visibility. We believe that management is outstanding and its commitment is demonstrated by its ownership of 40 percent of the stock and its dedication to shareholder value.

--------------------------------------------------------------------------------
'...it is unlikely the total return from stocks will repeat the unusually strong results of the past two years. On the other hand, managers with a disciplined stock picking approach should produce differentiated performance.'

                                Irwin Smith / Columbus Circle
--------------------------------------------------------------------------------

     Two other recent additions to the portfolio are in the telecommunications sector. The first, Ascend Communications, is more of a mid-sized company and is a leading manufacturer of wide area networking access products that enable users to build video conference, voice, video and data integrated networks. The company stands to benefit from explosive industry growth, which is being driven by demand for higher bandwidth and migration from analog and private access to switched digital access. The company has successfully diversified its product line from video only to video, voice and data, and it has diversified its distribution from carriers to value-added resellers, OEMs (original equipment manufacturers) and information service providers.

     The second company in the telecommunications area is Lucent Technologies. Lucent, which was an AT&T spin-out, is the world's dominant developer and manufacturer of telecommunication systems and software. The company supplies systems and software to 23 of the world's 25 largest network operators and is the largest supplier of consumer telecommunication products in the U.S. As a result of increased demand for voice and data lines, wireless expansion, deregulation and privatization, the telecommunications equipment market is experiencing an acceleration in its growth. Lucent is well positioned to take advantage of this. The spin-out from AT&T will allow the company to focus on the fastest growing operating divisions and get out of nonstrategic businesses. In addition to accelerating growth, market share gains should contribute to the company's earnings growth over the longer term.

     One recent liquidation from the portfolio is a stock we have owned for some time. AutoZone operates retail auto parts stores with a focus on the do-it-yourself customer, and its growth is based on new store openings. In the last year or so, the company began to expand more into commercial markets, such as garages and professional mechanics. This proved to be difficult to integrate with its retail approach and led to some earnings disappointments. As a result, we have sold the stock.

     Another stock we sold was US Robotics Corp. US Robotics is a major manufacturer of high-performance data communications products, including modems for business and personal use. US Robotics had been a very good stock for us, as the company benefited from the transition from 14.4-kilobit modems to the 28.8-kilobit environment. Given the expansion of the Internet, demand for 28.8 modems outpaced supply. However, like most areas of technology, time does not stand still, and the next transition to the 56-kilobit modem was more problematic for the company. We saw inventories of the 28.8-product begin to build from 4-5 weeks to 10-11 weeks. This resulted in pricing pressure, with higher inventories resulting in a slowing in the company's earnings growth pattern. Even though business in US Robotics' commercial and systems area was continuing to do well, we believed that this change warranted the sale of the stock.


                                    --[21]--
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LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Manager Roundtable

LAMCO: Let's step back and take a long-range look at the market. The bias has been strongly on the upside for 15 years. What, in your opinion, would have to happen to unleash a serious bear market -- that is, a decline of 25-30 percent or greater? And, what, in your opinion, are the most compelling arguments for individual investors to remain committed to the U.S. equity market? Roger Palley, start us off on this one, will you?

PALLEY (PALLEY-NEEDELMAN -- VALUE): Nostradamus would probably have had an easier time predicting the end of the world than predicting the end of the current bull market and the arrival of its alter ego, a serious bear market. However, a historical perspective may shed some light on this question.

     We are in the midst of a 14 1/2 year bull market that started on August 12, 1982, at a Dow Jones Industrial Average level of 776.92. From that point to today's DJIA levels of 6700, the "market" increased 863 percent, representing a 16 percent compounded annual rate of price appreciation. Of the many reasons behind this unprecedented run, two stand out as being the major drivers: first, disinflation leading to moderate inflation associated with declining interest rates and, second, the ever-increasing importance of institutional pension flows directed to equity investments, and its corollary, the raging popularity of mutual funds. Since the advent of "modern times" in 1926 the stock market has declined 25 percent or more on only four occasions, three of which were in the 1930s. In these incidents, economic factors -- severe deflation and severe inflation -- were the culprits. Therefore, in our opinion, since the incidence of a serious bear market in the modern era is quite rare, it would have to come about by a coincidental nexus of disparate events involving a severe domestic and/or international economic crisis and an unexpected external event, such as the energy crisis of the 1973-1974 period. At least through the rest of this century, the probability of a serious bear market occurring is quite low. In statistical form, the likelihood of a market decline of 25 percent or more in any year is less than 4 percent, assuming historic long-term large stock rates of return and variability.

     Again, a close look at the history of capital market returns is probably the single best argument for most individual investors to stay invested in the U.S. equity market. Over the past 71 years, in only 20 did the broader stock market exhibit a negative total rate of return. The average negative return was 12 percent. Disregarding the four Depression years and the three World War II years, the average negative return was under 11 percent. Comparing those statistics to the fact that the compounded annual rate of return for all 71 years exceeded 10.5 percent, the long-term investor would have been well served with equity returns in almost all prior historic holding periods. From 1926 through 1996 only one holding period (from the end of 1928 through 1996) failed to record a double-digit total rate of return. Therefore, the answer is obvious -- regardless of wars, depressions, recessions or international disruptions, the stock market, whether inflation-adjusted or not, has provided the best rates of return and should do so in the future.

LAMCO: John Lindenthal, what's Oppenheimer's perspective?

LINDENTHAL (OPPENHEIMER -- VALUE): A serious bear market could develop if financial liquidity were to deteriorate dramatically. We have been fortunate over the past 5-6 years because overall credit demands have remained fairly subdued. If credit demands were to rise significantly from the current 4-5 percent annual rate of growth, that would put pressure on the financial system and the Federal Reserve would most likely be forced to raise interest rates. Given current historically high valuation levels, a bear market could develop. We do not currently find any evidence that credit demands are rising.

     The most compelling reason for investors to remain committed to the U.S. equity market is the fact that corporate America is creating a great deal of value. Return on capital is high and rising, and corporations are creating share- holder value at a historically high rate. Free cash flow for the S&P 500 is significantly higher than any past period in our country's history. Further, there is a compounding effect for the long-term owner of well-positioned, highly profitable businesses.

--------------------------------------------------------------------------------

'The most compelling reason for investors to remain committed to the U.S. equity market is the fact that corporate America is creating a great deal of value.'

                                John Lindenthal / Oppenheimer
--------------------------------------------------------------------------------

LAMCO: What does J.P. Morgan believe will trigger this scenario?



                                    --[22]--
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                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable

CAVANNA (J.P. MORGAN -- VALUE): The following scenario would produce a serious bear market: the economy accelerates, reigniting inflation fears and pushing up interest rates. The Federal Reserve would have to aggressively raise short-term interest rates, while the bond market itself would demand much higher long-term interest rates. Ultimately, this would choke off the economic expansion and a serious recession would result. These circumstances would destroy the basic premise of sustainable moderate growth that has been behind the seemingly unstoppable stock market rally.

     Since it is very difficult to correctly forecast economic and interest rate events, especially at the extreme, individual investors are normally better served by staying invested and taking a longer term perspective. History has shown time and again that market timing is not a wise practice. Stocks have always recovered from periods of weakness and provided attractive rates of return over the long term.

--------------------------------------------------------------------------------
'...people talk about the high valuation of the market. We have done studies that, given the current levels of inflation, support the P/E ratios that we are seeing now.'

                                Jeff Miller / Provident
--------------------------------------------------------------------------------

LAMCO: Let's conclude our discussion with the growth managers' thoughts on this question. Irwin Smith, what do you think?

SMITH (COLUMBUS CIRCLE -- GROWTH): Clearly, returns in the stock and bond markets over the last couple of years have been unusually positive. While valuation concerns are real, when viewed in the context of the more favorable inflation and interest rate environment of the last couple of years, a decline triggered simply by high valuations seems unlikely. Rather, events that upset this balance represent the primary risks to the market today. These include:

     o An acceleration in employment costs, which reverses current inflation trends.

     o Turmoil in the Middle East, which drives oil prices toward $40 per barrel, reminiscent of the 1970s.

     o A "meltdown" in Japan, which spreads to world economies and/or markets.

     o A crisis in the White House, stemming from one or more of the many "gates" being investigated, eroding confidence in the U.S. markets.

     The most compelling argument for individual investors to remain committed to the U.S. equity market is provided by history. Many of the arguments presented today were available and put forth a year ago. Despite these concerns, the markets returned well above 20 percent for the second consecutive year. Attempting to time a stock market reversal is very difficult, with few investors being able to document past success. Given the higher returns expected from equity investing and the current relatively low level of interest rates, an allocation to U.S. stocks is appropriate. That said, it is unlikely the total return from stocks will repeat the unusually strong results of the past two years. On the other hand, managers with a disciplined stock picking approach should produce differentiated performance.

LAMCO: What are your thoughts, Jeff Miller?

MILLER (PROVIDENT -- GROWTH): I think it is perhaps much easier to identify what factors might cause a serious bear market than to accurately assess the probabilities that these factors could occur. I believe that the factors that would make the market most vulnerable relate to rising inflation and higher interest rates. The market appears to be sensitive to these issues, as any time we have seen even a temporary inflationary scare the market has sold off. I have also heard people talk about the high valuation of the market. We have done studies that, given the current levels of inflation, support the P/E ratios that we are seeing now. While we are not making the case that they will go higher, I do not believe that valuation levels would be a major cause of a serious bear market.

LAMCO: We'd like to thank everyone for a stimulating and very informative discussion.



                                    --[23]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Schedule of Investments

As of December 31, 1996

COMMON STOCKS (99.1%)                             SHARES          MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE (2.9%)
Boeing Co.                                       102,200         $   10,871,525
Lockheed Martin Corp.                             41,800              3,824,700
McDonnell Douglas Corp.                          220,000             14,080,000
                                                                 --------------
                                                                     28,776,225
                                                                 --------------
AUTO, TIRES & ACCESSORIES (0.9%)
AutoZone, Inc. (a)                                79,300              2,180,750
Cooper Tire & Rubber Co.                         110,100              2,174,475
General Motors Corp.                              88,300              4,922,725
                                                                 --------------
                                                                      9,277,950
                                                                 --------------
BANKS (5.4%)
Boatmen's Bancshares                              47,500              3,063,750
Chase Manhattan Corp.                             59,900              5,346,075
Citicorp                                         120,000             12,360,000
First Chicago NBD Corp.                           61,400              3,300,250
First Hawaiian, Inc.                              30,700              1,074,500
Firstar Corp.                                     44,100              2,315,250
Fleet Financial Group, Inc.                      157,600              7,860,300
MBNA Corp.                                       180,000              7,470,000
NationsBank Corp.                                 58,600              5,728,150
Summit Bancorp                                    30,000              1,312,500
Wells Fargo & Co.                                 15,000              4,046,250
                                                                 --------------
                                                                     53,877,025
                                                                 --------------
BROADCASTING & CABLE (0.4%)
British Sky Broadcasting Group PLC ADR            80,000              4,200,000
                                                                 --------------
BUSINESS SERVICES (1.3%)
Autodesk, Inc.                                    26,000                728,000
First Data Corp.                                 322,254             11,762,271
                                                                 --------------
                                                                     12,490,271
                                                                 --------------
CHEMICALS (3.1%)
Alza Corp.                                        97,300              2,517,637
E.I. du Pont de Nemours & Co.                     33,400              3,152,125
Forest Laboratories, Inc. (a)                     83,700              2,741,175
IMC Global, Inc.                                  77,700              3,040,012
Monsanto Co.                                     410,000             15,938,750
Union Carbide Corp.                               75,400              3,081,975
                                                                 --------------
                                                                     30,471,674
                                                                 --------------

See Notes to Schedule of Investments.


                                    --[24]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Schedule of Investments
As of December 31, 1996

COMMON STOCKS (CONT.)                             SHARES           MARKET VALUE
--------------------------------------------------------------------------------
COMPUTER & BUSINESS EQUIPMENT (9.7%)
Advanced Micro Devices, Inc. (a)                  73,400         $    1,890,050
Apple Computer, Inc. (a)                          95,100              1,985,212
Broderbund Software, Inc. (a)                     38,500              1,145,375
Ceridian Corp. (a)                                40,000              1,620,000
Cisco Systems, Inc. (a)                          156,500              9,957,313
Computer Associates International, Inc.          143,825              7,155,293
Computer Sciences Corp. (a)                       40,000              3,285,000
Danka Business Systems ADR                        40,000              1,415,000
HBO & Co.                                         74,400              4,417,500
Intel Corp.                                      129,800             16,995,688
International Business Machines Corp.             83,900             12,668,900
Microsoft Corp. (a)                              211,200             17,450,400
Oracle Corp. (a)                                 150,000              6,262,500
Read-Rite Corp.                                   16,500                416,625
Sungard Data Systems, Inc. (a)                    30,000              1,185,000
The Learning Company, Inc.                        66,700                958,812
Xerox Corp.                                      129,000              6,788,625
                                                                 --------------
                                                                     95,597,293
                                                                 --------------
CONSTRUCTION (1.4%)
Foster Wheeler Corp.                             138,800              5,152,950
Masco Corp.                                      180,000              6,480,000
USG Corp. (a)                                     60,900              2,062,988
                                                                 --------------
                                                                     13,695,938
                                                                 --------------
CONSUMER PRODUCTS (2.4%)
Gucci Group NV ADR                                40,000              2,555,000
Nike, Inc. Class B                                40,200              2,401,950
Procter & Gamble Co.                              48,200              5,181,500
Ralston-Ralston Purina Group                      47,900              3,514,663
Tommy Hilfiger Corp. (a)                          42,000              2,016,000
Unilever NV ADR                                   16,800              2,944,200
Whirlpool Corp.                                  109,300              5,096,113
                                                                 --------------
                                                                     23,709,426
                                                                 --------------
COSMETICS & TOILETRIES (2.0%)
Avon Products, Inc.                              183,400             10,476,725
Gillette Co.                                     103,900              8,078,225
International Flavors & Fragrances, Inc.          22,800              1,026,000
                                                                 --------------
                                                                     19,580,950
                                                                 --------------

See Notes to Schedule of Investments.


                                    --[25]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                             SHARES           MARKET VALUE
--------------------------------------------------------------------------------
DIVERSIFIED (2.7%)
Allied Signal, Inc.                               41,700         $    2,793,900
Coltec Industries (a)                             56,700              1,070,213
Cooper Industries, Inc.                           69,200              2,915,050
General Electric Co.                              85,000              8,404,375
Minnesota Mining & Manufacturing Co.              63,800              5,287,425
Parker Hannifin Corp.                            149,300              5,785,375
Temple-Inland, Inc.                               17,600                952,600
                                                                 --------------
                                                                     27,208,938
                                                                 --------------
DRUGS & HEALTH CARE (10.8%)
American Home Products Corp.                      33,300              1,952,213
Amgen, Inc. (a)                                   70,000              3,806,250
Bausch & Lomb, Inc.                               38,200              1,337,000
Boston Scientific Corp. (a)                       55,000              3,300,000
Bristol-Myers Squibb Co.                          13,400              1,457,250
Cardinal Health, Inc.                            128,850              7,505,512
Columbia/HCA Healthcare Corp.                    245,200              9,991,900
Elan Corp. ADR (a)                                70,000              2,327,500
Eli Lilly & Co.                                   35,100              2,562,300
HEALTHSOUTH Corp. (a)                            100,000              3,862,500
Humana, Inc. (a)                                 137,900              2,637,338
Johnson & Johnson                                 71,300              3,547,175
Medtronic, Inc.                                  126,800              8,622,400
Merck & Co., Inc.                                 75,000              5,943,750
Novartis ADR                                     100,799              5,770,743
Oxford Health Plans, Inc. (a)                     80,000              4,685,000
Pfizer, Inc.                                     142,700             11,826,262
Pharmacia & Upjohn, Inc.                         160,200              6,347,925
Schering-Plough Corp.                             14,700                951,825
SmithKline Beecham ADR                            29,500              2,006,000
United Healthcare Corp.                           76,600              3,447,000
Warner-Lambert Co.                               176,300             13,222,500
                                                                 --------------
                                                                    107,110,343
                                                                 --------------
ELECTRICAL UTILITIES (0.9%)
AES Corp. (a)                                     50,000              2,325,000
Duke Power Co.                                    43,000              1,988,750
Edison International                              60,000              1,192,500
Pacific Gas & Electric Co.                       129,200              2,713,200
Pinnacle West Capital Corp.                       30,100                955,675
                                                                 --------------
                                                                      9,175,125
                                                                 --------------

See Notes to Schedule of Investments.


                                    --[26]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments

COMMON STOCKS (CONT.)                             SHARES           MARKET VALUE
--------------------------------------------------------------------------------
ELECTRONICS & ELECTRICAL EQUIPMENT (4.2%)
Adaptec, Inc. (a)                                 75,000         $    3,000,000
Anixter International, Inc.                       64,600              1,041,675
Arrow Electronics, Inc. (a)                      135,000              7,222,500
EMC Corp. (a)                                     88,300              2,924,938
General Instruments Corp. (a)                    170,000              3,676,250
Grainger (W.W.), Inc.                             39,100              3,137,775
Honeywell, Inc.                                   51,600              3,392,700
LSI Logic Corp. (a)                               65,400              1,749,450
Perkin-Elmer Corp.                                37,500              2,207,812
Raytheon Co.                                     109,000              5,245,625
Sensormatic Electronics Corp.                     41,400                693,450
Tandy Corp.                                       89,000              3,916,000
Tyco International Ltd.                           65,000              3,436,875
                                                                 --------------
                                                                     41,645,050
                                                                 --------------
FINANCIAL SERVICES (7.6%)
Associates First Capital Corp.                    65,900              2,907,838
Countrywide Credit Industries, Inc.              150,000              4,293,750
CUC International, Inc. (a)                      163,100              3,873,625
Dean Witter Discover & Co.                        32,600              2,159,750
Federal Home Loan Mortgage Corp.                 140,000             15,417,500
Federal National Mortgage Assoc                  250,000              9,312,500
First USA, Inc.                                  184,400              6,384,850
Green Tree Financial Corp.                        98,300              3,796,837
H & R Block, Inc.                                165,000              4,785,000
Merrill Lynch & Co., Inc.                         30,700              2,502,050
Morgan Stanley Group, Inc.                       110,000              6,283,750
Paychex, Inc.                                     42,000              2,160,375
Salomon, Inc.                                     36,900              1,738,913
Travelers Group, Inc.                            210,000              9,528,750
                                                                 --------------
                                                                     75,145,488
                                                                 --------------
FOOD & BEVERAGE (1.8%)
ConAgra, Inc.                                    132,900              6,611,775
CPC International                                 21,800              1,689,500
Dole Foods, Inc.                                 140,000              4,742,500
Kellogg Co.                                       42,200              2,769,375
Pepsico, Inc.                                     77,100              2,255,175
                                                                 --------------
                                                                     18,068,325
                                                                 --------------
HOTELS & LEISURE (2.0%)
Brunswick Corp.                                  230,000              5,520,000
HFS, Inc., (a)                                    90,000              5,377,500

See Notes to Schedule of Investments.


                                    --[27]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                             SHARES           MARKET VALUE
--------------------------------------------------------------------------------
HOTELS & LEISURE (CONT.)
Hilton Hotels Corp.                              161,800         $    4,227,025
Mirage Resorts, Inc. (a)                         100,000              2,162,500
The Walt Disney Company                           32,000              2,228,000
                                                                 --------------
                                                                     19,515,025
                                                                 --------------
INDUSTRIAL EQUIPMENT (0.9%)
Crown Cork & Seal Co., Inc.                       82,000              4,458,750
New Holland NV                                   194,700              4,064,362
                                                                 --------------
                                                                      8,523,112
                                                                 --------------
INSURANCE  (6.5%)
AFLAC, Inc.                                      210,000              8,977,500
Allstate Corp.                                   101,300              5,862,737
American International Group, Inc.                45,000              4,871,250
Aon Corp.                                         94,450              5,867,706
EXEL Limited                                     240,000              9,090,000
MGIC Investment Corp.                             55,000              4,180,000
Progressive Corp.                                130,000              8,758,750
Providian Corp.                                  187,300              9,622,538
Transamerica Corp.                                85,000              6,715,000
                                                                 --------------
                                                                     63,945,481
                                                                 --------------
METALS & MINING (1.4%)
Allegheny Teledyne, Inc.                         206,300              4,744,900
Aluminum Company of America                       63,900              4,073,625
Freeport-McMoRan Copper & Gold, Inc., Class A    185,000              5,526,875
                                                                 --------------
                                                                     14,345,400
                                                                 --------------
OIL & GAS (8.4%)
Anadarko Petroleum Co.                            36,400              2,356,900
Atlantic Richfield Co.                            22,500              2,981,250
Burlington Resources, Inc.                        49,400              2,488,525
Enron Corp.                                       88,700              3,825,187
Exxon Corp.                                       72,600              7,114,800
Input/Output, Inc.                                60,100              1,111,850
Kerr-McGee Corp.                                  80,200              5,774,400
Mobil Corp.                                       45,100              5,513,475
Repsol SA ADR                                    144,500              5,509,063
Royal Dutch Petroleum Co. ADR                     37,100              6,334,825
Schlumberger Ltd.                                 84,700              8,459,412
Sonat, Inc.                                       57,000              2,935,500
Texaco, Inc.                                      23,200              2,276,500
Tosco Corp.                                       61,300              4,850,363

See Notes to Schedule of Investments.


                                    --[28]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments

COMMON STOCKS (CONT.)                             SHARES           MARKET VALUE
--------------------------------------------------------------------------------
OIL & GAS (CONT.)
Triton Energy Corp. (a)                          170,000         $    8,245,000
Ultramar Diamond Shamrock Corp.                   61,098              1,932,224
Union Pacific Resources Group                     74,361              2,175,059
USX-Marathon Group                               372,800              8,900,600
                                                                 --------------
                                                                     82,784,933
                                                                 --------------
PAPER (1.5%)
Champion International Corp.                     120,000              5,190,000
Kimberly-Clark Corp.                             103,756              9,882,759
                                                                 --------------
                                                                     15,072,759
                                                                 --------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (0.7%)
Eastman Kodak Co.                                 83,200              6,676,800
                                                                 --------------
POLLUTION CONTROL (0.8%)
Republic Industries, Inc. (a)                    100,000              3,118,750
WMX Technologies, Inc.                           138,200              4,508,775
                                                                 --------------
                                                                      7,627,525
                                                                 --------------
PUBLISHING (2.1%)
American Greetings Corp., Class A                225,000              6,384,375
Gannett Co., Inc.                                 78,600              5,885,175
R. R. Donnelley & Sons Co.                       120,000              3,765,000
Time Warner, Inc.                                116,900              4,383,750
                                                                 --------------
                                                                     20,418,300
                                                                 --------------
RETAIL TRADE (5.5%)
American Stores Co.                              158,300              6,470,512
Circuit City Stores, Inc.                         76,400              2,301,550
Federated Department Stores, Inc.                 29,500              1,006,688
Home Depot, Inc.                                  36,800              1,844,600
May Department Stores Co.                        285,000             13,323,750
Price/Costco, Inc. (a)                           125,100              3,143,138
Safeway, Inc. (a)                                171,100              7,314,525
Staples, Inc. (a)                                259,000              4,678,188
TJX Companies, Inc.                               74,500              3,529,437
Toys R Us, Inc. (a)                              207,500              6,225,000
Wal-Mart Stores, Inc.                            195,400              4,469,775
                                                                 --------------
                                                                     54,307,163
                                                                 --------------

See Notes to Schedule of Investments.


                                    --[29]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                             SHARES           MARKET VALUE
--------------------------------------------------------------------------------
SERVICES (0.7%)
Service Corp. International                      237,200         $    6,641,600
                                                                 --------------
TELECOMMUNICATIONS (8.8%)
Ascend Communications, Inc. (a)                   97,000              6,026,125
AT&T Corp.                                        50,600              2,201,100
Bay Networks, Inc. (a)                            35,300                736,888
Bell Atlantic Corp.                               29,800              1,929,550
British Telecommunications PLC ADR                15,000              1,029,375
Cabletron Systems, Inc. (a)                       60,100              1,998,325
GTE Corp.                                         47,200              2,147,600
Lucent Technologies, Inc.                        194,000              8,972,500
MCI Communications Corp.                         270,400              8,838,700
Netscape Communications Corp. (a)                 52,200              2,968,875
Nokia Corp. ADR                                  110,000              6,338,750
QUALCOMM, Inc. (a)                                53,800              2,145,275
SBC Communications, Inc.                          94,500              4,890,375
Sprint Corp.                                     170,000              6,778,750
TCI Satellite Entertainment, Inc.                 85,400                843,325
Tele Communications, Inc. (a)                    307,600              4,018,025
Tele Danmark ADR                                  60,000              1,635,000
Telefonaktiebolaget LM Ericsson, Class B ADR     210,000              6,339,375
U.S. Robotics Corp. (a)                           57,800              4,161,600
US West Communications Group                      90,900              2,931,525
Worldcom, Inc. (a)                               377,500              9,838,594
                                                                 --------------
                                                                     86,769,632
                                                                 --------------
TRANSPORTATION (2.3%)
AMR Corp. (a)                                     75,000              6,609,375
Burlington Northern Santa Fe                      70,500              6,089,437
Consolidated Freightways Corp.                    37,200                330,150
Consolidated Freightways Inc.                     74,400              1,655,400
Union Pacific Corp.                              129,900              7,810,237
                                                                 --------------
                                                                     22,494,599
                                                                 --------------
TOTAL COMMON STOCKS (Cost $688,341,645)                             979,152,350
                                                                 --------------

                                              PAR VALUE
                                             -----------
CONVERTIBLE BONDS AND NOTES (0.1%)

DIVERSIFIED (0.1%)
Berkshire Hathaway Sr. Note 1.00% 12/03/01
(Cost $818,279)                              $   900,000                836,163
                                                                 --------------

See Notes to Schedule of Investments.


                                    --[30]--

                                                    LIBERTY ALLHSTAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments


SHORT-TERM INVESTMENTS (3.0%)
COMMERCIAL PAPER (1.1%)

                                                              INTEREST          MATURITY        PAR              MARKET
                                                                RATE              DATE          VALUE             VALUE
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                                                   5.43%           01/08/97    $   2,000,000    $    1,997,888
Household Financial                                             5.60            01/02/97        5,200,000         5,199,191
Merrill Lynch                                                   5.90            01/09/97        2,500,000         2,496,722
Prudential Funding Corp.                                        5.70            01/07/97        1,300,000         1,298,766
                                                                                                             --------------
TOTAL COMMERCIAL PAPER                                                                                           10,992,567
                                                                                                             --------------


REPURCHASE AGREEMENT (1.9%)
Lehman Securities Corp. dated 12/31/96, 6.90%, to be repurchased at
$18,327,023 on 01/02/97, collateralized by U.S. Treasury notes with
various maturities to 2022, with a current market value of $18,571,384.                                          18,320,000
                                                                                                             --------------

TOTAL SHORT-TERM INVESTMENTS (COST $29,312,567)                                                                  29,312,567
                                                                                                             --------------

TOTAL INVESTMENTS (102.2%) (COST $718,472,491) (b)                                                            1,009,301,080

OTHER ASSETS AND LIABILITIES, NET (-2.2%)                                                                       (21,374,815)
                                                                                                             --------------

NET ASSETS (100.0%)                                                                                          $  987,926,265
                                                                                                             ==============

NET ASSET VALUE PER SHARE (82,706,226 SHARES OUTSTANDING)                                                        $    11.95
                                                                                                             ==============

NOTES TO SCHEDULE OF INVESTMENTS:

     (a)  Non-income producing security.

     (b) The cost of investments for federal income tax purposes is $719,867,825.

               Gross unrealized appreciation and depreciation of investments at December 31, 1996, is as follows:

                      Gross unrealized appreciation               $ 302,395,257
                      Gross unrealized depreciation                 (12,962,002)
                                                                  -------------
                      Net unrealized appreciation                 $ 289,433,255
                                                                  =============



 Acronym                              Name
---------                ---------------------------
   ADR                   American Depository Receipt


See Notes to Financial Statements.


                                    --[31]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Statement of Assets and Liabilities
As of December 31, 1996

ASSETS:
    Investments at market value (identified cost $718,472,491)    $1,009,301,080
    Cash                                                               2,986,098
    Receivable for investments sold                                    2,855,560
    Dividends and interest receivable                                  1,049,546
    Other assets                                                          48,201
                                                                  --------------
       TOTAL ASSETS                                                1,016,240,485
                                                                  --------------
LIABILITIES:
    Payable for investments purchased                                  5,584,079
    Distributions payable to shareholders                             11,057,933
    Management fees payable                                              594,087
    Administrative and bookkeeping fees payable                          173,071
    Accrued expenses                                                      72,879
    Accrued tax expense                                               10,832,171
                                                                  --------------
       TOTAL LIABILITIES                                              28,314,220
                                                                  --------------
NET ASSETS                                                        $  987,926,265
                                                                  ==============

NET ASSETS REPRESENTED BY:
    Paid-in capital (unlimited number of shares
       of beneficial interest without par value
       authorized, 82,706,226 shares outstanding)                 $  691,764,043

    Accumulated net realized gains on investments
       less distributions                                              5,333,633

    Net unrealized appreciation of investments                       290,828,589
                                                                  --------------
TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($11.95 PER SHARE)                                                $  987,926,265
                                                                  ==============

See Notes to Financial Statements.


                                    --[32]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                         Statement of Operations
                                                    Year ended December 31, 1996

INVESTMENT INCOME:
    Dividends                                                                           $    14,208,938
    Interest                                                                                  2,005,353
                                                                                        ---------------

       TOTAL INVESTMENT INCOME (NET OF
       NONREBATABLE FOREIGN TAXES WITHHELD
       AT SOURCE WHICH AMOUNTED TO $222,111)                                                 16,214,291

EXPENSES:
    Management fees                                             $     6,707,229
    Administrative fee                                                1,744,464
    Bookkeeping fee                                                     211,776
    Custodian and transfer agent fees                                   235,568
    Proxy and shareholder communication expense                         253,636
    Printing expense                                                    129,918
    Legal and audit fees                                                 68,059
    Insurance expense                                                    22,877
    Trustees' fees and expense                                           48,574
    Miscellaneous expense                                                83,753
                                                                ---------------
       TOTAL EXPENSE                                                                          9,505,854
                                                                                        ---------------

NET INVESTMENT INCOME                                                                         6,708,437

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of investments                                                 115,092,905
    Provision for federal income tax                                (10,832,171)
                                                                ---------------
          Net realized gain on investments after
                provision for federal income tax                                            104,260,734

Net unrealized appreciation of investments:
    Beginning of year                                               231,810,919
    End of year                                                     290,828,589
                                                                ---------------
       Change in unrealized appreciation -- net                                              59,017,670
                                                                                        ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $   169,986,841
                                                                                        ===============


See Notes to Financial Statements.


                                    --[33]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Statements of Changes in Net Assets

                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                 1995                     1996
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                                                    $   6,708,437            $   7,397,838

    Net realized gain on investments
       after provision for federal income tax                                                  104,260,734               78,814,527

    Change in unrealized appreciation-- net                                                     59,017,670              130,987,777
                                                                                             -------------            -------------

    Net increase in net assets resulting
       from operations                                                                         169,986,841              217,200,142
                                                                                             -------------            -------------

DISTRIBUTIONS DECLARED FROM:
    Net investment income                                                                       (6,708,437)              (7,397,838)

    Net realized gain on investments                                                           (87,663,477)             (72,731,982)
                                                                                             -------------            -------------

    Total distributions                                                                        (94,371,914)             (80,129,820)
                                                                                             -------------            -------------

CAPITAL TRANSACTIONS:
    Increase in net assets from capital share transactions                                      40,600,510               24,187,453
                                                                                             -------------            -------------

    Total increase in net assets                                                               116,215,437              161,257,775
NET ASSETS:
    Beginning of year                                                                          871,710,828              710,453,053
                                                                                             -------------            -------------

    End of year                                                                              $ 987,926,265            $ 871,710,828
                                                                                             =============            =============


See Notes to Financial Statements.



                                    --[34]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                            Financial Highlights

                                                                                       YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------------------
                                                                 1996           1995            1994           1993           1992
                                                               -------         -------         ------        -------        -------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period                         $ 11.03         $  9.26         $10.40        $ 10.78        $ 11.20
                                                               -------         -------         ------        -------        -------
Income from Investment Operations:
   Net investment income                                          0.08            0.10           0.11           0.12           0.16
   Net realized and unrealized gain (loss)
      on investments                                              2.15(a)         2.71          (0.20)          0.78(a)        0.54
   Provision for federal income tax                              (0.13)             --             --          (0.18)            --
                                                               -------         -------         ------        -------        -------
Total from Investment Operations                                  2.10            2.81          (0.09)          0.72           0.70
                                                               -------         -------         ------        -------        -------
Less Distributions:
   Dividends from net investment income                          (0.08)          (0.10)         (0.12)         (0.12)         (0.18)
   Distributions from realized capital gains                     (1.10)          (0.94)         (0.52)         (0.58)         (0.66)
   Returns of capital                                               --              --          (0.36)         (0.37)         (0.23)
                                                               -------         -------         ------        -------        -------
Total Distributions                                              (1.18)          (1.04)         (1.00)         (1.07)         (1.07)
                                                               -------         -------         ------        -------        -------
Change due to rights offerings (b)                                  --              --          (0.05)         (0.03)         (0.05)
                                                               -------         -------         ------        -------        -------
Net asset value at end of period                               $ 11.95         $ 11.03         $ 9.26        $ 10.40        $ 10.78
                                                               =======         =======         ======        =======        =======
Per share market value at end of period                        $11.250         $10.875         $8.500        $11.125        $11.125
                                                               =======         =======         ======        =======        =======

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value                                          21.7%           31.8%          (0.8%)          8.8%           6.9%
Based on market price                                             16.2%           41.4%         (14.9%)         12.7%          14.9%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)                            $988            $872           $710           $725           $665
Ratio of expenses to average net assets                           1.03%           1.06%          1.07%          1.08%          1.08%
Ratio of net investment income to
   average net assets                                             0.73%           0.92%          1.16%          1.08%          1.44%
Portfolio turnover rate                                             70%             54%            44%            72%            57%
Average commission rate (d)                                    $0.0537              --             --             --             --

(a)  Before provision for federal income tax.

(b) Effect of All-Star's rights offering for shares at a price below net asset value.

(c)  Calculated assuming all distributions reinvested and all rights exercised.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

See Notes to Financial Statements.


                                    --[35]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Notes to Financial Statements
December 31, 1996

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

     Liberty All-Star Equity Fund (All-Star or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"), an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.

     The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

     VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at the current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

     FUTURES -- Futures contracts are valued based on the difference between the last sale price and the opening price of the contract. The Fund may enter into futures contracts, including stock index futures, and related options. A stock index future is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of the specified stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures may be entered into to hedge against declines in the value of securities owned by the Fund or increases in the price of securities it plans to purchase. The use of future contracts involves certain risks which include; (1) imperfect correlation between the price movement of the futures contracts and price movements in the securities which are the subject of the hedge; (2) inability to close out a futures contract due to different trading hours, or the temporary absence of a liquid market for either the futures contract or the underlying securities; or (3) an inaccurate prediction by the Portfolio Manager of the future direction of general stock market price movements or interest rates.

     PROVISION FOR FEDERAL INCOME TAX -- All-Star qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders. All-Star has elected to retain a portion of its net realized long-term capital gains amounting to $30,949,060 and has recorded a provision for federal income taxes thereon of $10,832,171.

     OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements.

NOTE 2. FEES PAID TO AFFILIATES

    Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net asset value. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net asset value of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net asset value. The annual fund management and administrative fees are reduced to 0.72% and 0.18%,



                                    --[36]--

Notes to Financial Statements

respectively, on average weekly net assets in excess of $400 million, and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. Effective January 1, 1997, the annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $1 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of All-Star's average weekly net assets in excess of $1 billion. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 per year plus 0.0233% of All-Star's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.

     Under the terms of the settlement of litigation initiated in 1988, the Manager will, until July 1997 or All-Star's conversion to an open-end fund, whichever occurs first, make monthly rebates of a portion of its fee for investment management services ranging from 3.875% of such fee if the Fund's net assets are more than $550 million to zero if such assets are under $300 million. During the year ended December 31, 1996, $270,382 in rebates has been offset against management fees of the Fund.

NOTE 3. CAPITAL TRANSACTIONS

     During the year ended December 31, 1996, and December 31, 1995, distributions in the amount of $40,600,510 and $24,187,453, respectively were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 3,687,524 and 2,276,314 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS

     Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 1996, were $690,478,967 and $732,979,533, respectively.

     All-Star may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with All-Star's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. All-Star may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

     Losses on futures activity occurred while investments were being sold as a result of a Portfolio Manager change. Futures contracts were used to hedge the Fund's temporary uninvested cash positions.

GAINS FROM SALES OF INVESTMENTS                        $120,559,200
LOSS ON FUTURES CONTRACTS                                (5,466,295)
                                                       ------------
NET REALIZED GAINS ON INVESTMENTS
AND FUTURES TRANSACTIONS                               $115,092,905
                                                       ============

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

    All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

    All-Star has reclassified $94 from accumulated net realized gain (loss) on investments to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital account on a tax basis.



                                    --[37]--

LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
Independent Auditors' Report


[LOGO] KPMG Peat Marwick LLP


The Board of Trustees and Shareholders
Liberty All-Star Equity Fund:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star Equity Fund, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund as of December 31, 1996, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                  /s/ KPMG Peat Marwick LLP


Boston, Massachusetts
February 12, 1997



                                    --[38]--

                                                    LIBERTY ALL*STAR EQUITY FUND
 ................................................................................
                                                                 Tax Information

All 1996 distributions whether received in cash or shares of All-Star consist of the following:

(1)  ordinary dividend income and

(2)  long-term capital gains distributions.

Below is a table that details the breakdown of each 1996 distribution for Federal income tax purposes.


TAX STATUS OF 1996 DISTRIBUTIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                      ORDINARY INCOME
                                --------------------------
                                    NET         SHORT-TERM           LONG-TERM
                 AMOUNT         INVESTMENT        CAPITAL             CAPITAL
DATE PAID       PER SHARE         INCOME           GAINS               GAINS
---------       ---------         -------          ------            --------
03/25/96         $   0.29          29.15%          14.53%              56.32%

07/02/96             0.30             --              --              100.00

10/07/96             0.28             --              --              100.00

01/06/97             0.31             --              --              100.00


UNDISTRIBUTED LONG-TERM CAPITAL GAINS
--------------------------------------------------------------------------------

All-Star has elected to retain a portion of net long-term capital gains realized during the year ended December 31, 1996 and will therefore pay the applicable Federal income tax thereon.

            Net long-term capital gains retained .............$0.380 per share

            Federal income tax paid...........................$0.133 per share

FOR CORPORATE SHAREHOLDERS
--------------------------------------------------------------------------------
100% of the income dividends qualify for the 70% dividend-received deduction available for corporations for the year ended December 31, 1996.



                                    --[39]--

[LOGO]   LIBERTY
         ALL*STAR
       -----------
       EQUITY FUND



New York Stock Exchange Trading Symbol: USA

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet:  http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts  02155

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts  02110

TRUSTEES
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS
Harold W. Cogger, Chairman of the Board of Trustees
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Timothy J. Jacoby, Treasurer
Peter L. Lydecker, Controller
John L. Davenport, Secretary

* Member of the audit committee.

----------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LOGO]  LIBERTY
        FINANCIAL